Exhibit 10.78

MATURITY EXTENSION AGREEMENT

        Reference is made to that certain senior secured promissory note, dated March 17th, 2010 by Invisa, Inc., a Nevada corporation, having a business at 1800 2nd Street, Suite 965, Sarasota, Florida 34236 (the “Borrower”), and in favor of Centurian Investors, Inc., a Delaware corporation, having an address at 1800 2nd Street Suite 970, Sarasota, Florida 34236 (the “Lender”) in the principal amount of up to One Hundred Fifty Thousand ($150,000.00) Dollars (the “Note”).

WHEREAS, Borrower has requested and Lender agreed to make additional credit available to Borrower under the Note, upon the terms and subject to the provisions set forth herein.

NOW THEREFORE, for ten ($10.00) Dollars, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.              Terms used herein which are defined in the Note shall have the same meanings when used herein unless otherwise provided herein.

2.              The Note is hereby amended to increase the princIpal amount from $150,000 to $200,000 effective as of the date hereof.

3.              Lender shall attach an executed copy of this Amendment to the original Note and all references hereafter to the Note shall be as amended hereby.

4.              No right of Lender with respect to the loan evidenced by the Note  or any agreement, security agreement, financing statements or other documents, executed or delivered in connection  therewith are or will be in any manner, released, destroyed, diminished or otherwise adversely affected by this Agreement, except as expressly provided herein.

5.              Borrower understands and agrees that the remaining provisions of the Note shall remain in full force and effect without any changes or modification except as expressly stated herein.

6.              The provisions set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Loan Documents, or (b) except as expressly set forth herein, prejudice any right or rights which the Lender may now have or may have in the future under or in connection with the Loan Documents or any of the other documents referred to therein. Except as expressly modified hereby or by express written amendments thereof, the terms and provisions of the Loan Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this Agreement and any of the foregoing documents, the terms of this Agreement shall be controlling. The representations and warranties made in each Loan Document are true and correct in all material respects on and as of the date of this Agreement.

7.              None of the provisions of this Agreement shall inure to the benefit of Borrower or any person other than Lender. Consequently, Borrower shall not be, and no person other than the Lender shall be, entitled to rely upon or raise a claim or defense, in any manner whatsoever, the failure of Lender to comply with the provisions of this Agreement.  Lender shall not incur any liability to Borrower or any other person for any act or omission  whatsoever.

8.              This Agreement and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof.

9.              This Agreement may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Borrower and the Lender.

IN WITNESS WHEREOF, this Agreement is executed as of the date first written above and shall be effective as of the Effective Date.

INVISA, INC.	CENTURIAN INVESTORS, INC.

/s/ Edmund C. King	/s/Howard R. Curd
Name:Edmund C King	Name:Howard R Curd
Title:President and COO	Title:President